                                                                    EXHIBIT 10.3



Confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 has been requested with respect to pages 2-21 of this contract exhibit. The omitted confidential portion of the contract exhibit has been filed separately with the Commission.


STATE OF CALIFORNIA
STANDARD AGREEMENT AMENDMENT
STD 213 A(DHS Rev 7/04)

[X]  CHECK HERE IF ADDITIONAL PAGES ARE ADDED 20 PAGES            AGREEMENT NUMBER   AMENDMENT NUMBER
                                                                  05-46130           A-01

                                                                  REGISTRATION NUMBER: ______________

1.   This Agreement is entered into between the State Agency and Contractor named below:

     STATE AGENCY'S NAME                                (Also referred to as CDHS, DHS, or the State)

     California Department of Health Services

     CONTRACTOR'S NAME                                               (Also referred to as Contractor)

     Molina Healthcare of California Partner Plan, Inc.

2.   The term of this

     Agreement is January 1, 2006 through December 31, 2008

3.   The maximum amount of this Agreement is: Four Hundred Twenty-eight Million Nine Hundred Sixty-four Thousand
     Dollars $428,964,000

4.   The parties mutually agree to this amendment as follows. All actions noted below are by this reference made a part of the Agreement and incorporated herein:

     1)   Amendment effective date: April 12, 2007

     2)   Purpose of amendment: To amend quality improvement language; to add an additional aid code;
          to remove some aid codes; to amend the Non-Contracting Emergency Service Providers language; to remove Medicare Part D as a Covered Service; to amend the Alcohol and
          Substance Abuse Treatment Services language and to add its related Attachment 10-C; to add the Erectile Dysfunction language and to add its related Attachment 10-D; to amend
          Attachment 10-B; to amend the Grievance language; to amend the enrollment capacity; to amend the Negotiation/ Determination of Rates language; to extend the contract term; to add the Confidential Contract Terms language; to add the Federal False Claim Act Compliance language: to amend payment provision language; to adjust rates and to adjust the encumbrances/amounts payable accordingly.

     3)   EXHIBIT A, ATTACHMENT 4 QUALITY IMPROVEMENT SYSTEM, SECTION 9 EXTERNAL QUALITY REVIEW
          REQUIREMENTS, IS AMENDED TO READ:

                                                                             (Continued on next page)

     All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, THIS AGREEMENT HAS BEEN EXECUTED BY THE PARTIES HERETO.

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                             CONTRACTOR                                          CALIFORNIA
                                                                       DEPARTMENT OF GENERAL SERVICES
CONTRACTOR'S NAME (If other than an individual, state whether a                   USE ONLY
corporation, partnership, etc.)

MOLINA HEALTHCARE OF CALIFORNIA PARTNER PLAN, INC.

BY (Authorized Signature)                  DATE SIGNED (Do not type)
                                           4/25/07

/s/ Stephen T. O'Dell
----------------------------------------
PRINTED NAME AND TITLE OF PERSON SIGNING

Stephen T. O'Dell, President

ADDRESS
One Golden Shore Drive
Long Beach, CA 90802

                         STATE OF CALIFORNIA

AGENCY NAME

California Department of Health Services

BY (Authorized Signature)                  DATE SIGNED (Do not type)
                                           6/5/07

/s/ Stan Rosenstein
----------------------------------------
PRINTED NAME AND TITLE OF PERSON SIGNING

Stan Rosenstein, Deputy Director, Medical Care Services                Exempt per:
                                                                       [ ] Welfare and Institutions
ADDRESS                                                                    Code section 14087.55(c)

1501 Capitol Avenue, 6th Floor, MS 4000, PO Box 997413                 [X] Welfare and Institutions
Sacramento, CA 95899-7413                                                  Code section 14089.8(b)
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